                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         --------------------------------
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K
                         --------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2000


                            ITC LEARNING CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)

            MARYLAND                       0-13741             52-1078263
            --------                                           ----------
(State or other jurisdiction of        Commission File       (IRS Employer
 incorporation or organization)            Number          Identification No.)


                          13515 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171
                             -----------------------
                    (Address of principal executive offices)

                          (703) 713-3335/(703) 713-0065
                          -----------------------------
       (Registrant's telephone and facsimile numbers, including area code)



                        --------------------------------
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       Effective May 5, 2000, ITC Learning Corporation (the "Company") dismissed the accounting firm of Ernst & Young LLP ("E&Y"), 8484 Westpark Drive, McLean, Virginia 22102, as the Company's independent accountants.

       Concurrent with the termination of E&Y, the Company invited Grant Thornton LLP ("Grant Thornton"), 2070 Chain Bridge Road, Vienna, Virginia 22182, to act as its auditors for the fiscal year ending December 31, 2000. Grant Thornton has accepted the engagement as the Company's auditors.

       The reports of E&Y on the financial statements of the Company for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       The decision to change accountants was approved by the Company's Board of Directors.

        In connection with the audits of the Company's financial statements for the Company's years ended December 31, 1999 and 1998, and the subsequent interim period through May 5, 2000 (the date of E&Y's dismissal as the Company's independent auditor), there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the matter of the disagreements in connection with its reports in the financial statements for such years. In addition, there were no "Reportable Events" as that term is defined in Subsection (a) (1) (v) of Rule 304 of Regulation S-B.

       The Company provided E&Y with a copy of the disclosures contained herein, and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements made by the Company hereinabove and, if not, stating the respects in which it does not agree. A copy of the letter of E&Y is filed as an exhibit to this Form 8-K.

       The Company did not consult with Grant Thornton during the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through May 5, 2000, regarding: (i) the application of accounting principles to a specified transaction; (ii) the type of opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or reportable event (as comtemplated by Item 304 of Regulation 5-B).

       The Company provided Grant Thornton a copy of the disclosures herein and requested that Grant Thornton review the same prior to delivery and filing hereof with the SEC. The Company has given Grant Thornton the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification or statement as to whether it agrees with statements made by the Company.


ITEM 5.     OTHER EVENTS

      Not Applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

      Not Applicable.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS.

            Not Applicable.

      (b)   PRO FORMA FINANCIAL STATEMENTS.

            Not Applicable.

      (c)   EXHIBITS.

            Exhibit 16.1. Letter from E&Y to the Commission dated May 5, 2000 (filed herewith).

ITEM 8.     CHANGE IN FISCAL YEAR

       Not Applicable.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ITC LEARNING CORPORATION
     (Registrant)


BY   /s/ Matthew C. Sysak                       DATE         May 9, 2000
     --------------------------------                 --------------------------
     Matthew C. Sysak, Vice President
     of Finance and Administration,
     Secretary